Equity-Based Compensation	12 Months Ended
Dec. 31, 2021
Share-based Payment Arrangement, Noncash Expense [Abstract]
Equity-Based Compensation [Text Block]
Note 16 – Equity-Based Compensation
Williams’ Plan Information
The Williams Companies, Inc. 2007 Incentive Plan (the Plan) provides common-stock-based awards to both employees and nonmanagement directors. To date, 50 million new shares have been authorized for making awards under the Plan, including 10 million shares added on April 28, 2020. The Plan permits the granting of various types of awards including, but not limited to, restricted stock units and stock options. At December 31, 2021, 30 million shares of our common stock were reserved for issuance pursuant to existing and future stock awards, of which 17 million shares were available for future grants.
Additionally, up to 5.2 million new shares of our common stock have been authorized to date to be available for sale under our Employee Stock Purchase Plan (ESPP), including 1.6 million shares added on April 28, 2020. Employees purchased 275 thousand shares at a weighted-average price of $19.47 per share during 2021. Approximately 1.4 million shares were available for purchase under the ESPP at December 31, 2021.
Operating and maintenance expenses and Selling, general, and administrative expenses in our Consolidated Statement of Income include equity-based compensation expense for the years ended December 31, 2021, 2020, and 2019 of $81 million, $52 million, and $57 million, respectively. Income tax benefit recognized related to the stock-based compensation expense for the years ended December 31, 2021, 2020, and 2019 was $20 million, $13 million, and $14 million, respectively. Measured but unrecognized stock-based compensation expense at December 31, 2021, was $64 million, all of which related to restricted stock units. These amounts are expected to be recognized over a weighted-average period of 1.7 years.
Nonvested Restricted Stock Units
The following summary reflects nonvested restricted stock unit activity and related information for the year ended December 31, 2021:

Restricted Stock Units Outstanding	Shares	Weighted- Average Fair Value (1)
	(Millions)
Nonvested at December 31, 2020	6.2	$23.53
Granted	2.7	$24.22
Forfeited	(0.1)	$18.59
Vested	(1.5)	$30.82
Nonvested at December 31, 2021	7.3	$22.35
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(1)Performance-based restricted stock units are valued considering measures such as total shareholder return utilizing a Monte Carlo valuation method, as well as return on capital employed, a ratio of debt to EBITDA, and available funds from operations. All time based restricted stock units are valued at the grant-date market price. Restricted stock units generally vest after three years.

Value of Restricted Stock Units	2021	2020	2019
Weighted-average grant date fair value of restricted stock units granted during the year, per share	$24.22	$18.32	$25.87
Total fair value of restricted stock units vested during the year (in millions)	$46	$43	$29
Performance-based restricted stock units granted under the Plan represent 39 percent of nonvested restricted stock units outstanding at December 31, 2021. These grants may be earned at the end of the vesting period based on actual performance against a performance target. Based on the extent to which certain financial targets are achieved, vested shares may range from zero percent to 200 percent of the original grant amount.
Stock Options
There were no stock options granted in 2021, 2020, or 2019. At December 31, 2021, we had 5.2 million stock options that were both outstanding and exercisable, with a weighted-average exercise price of $33.51. The weighted-average remaining contractual life for stock options that were both outstanding and exercisable at December 31, 2021, was 2.9 years.